                                                                   EXHIBIT 10.29


                     RETENTION AND INDEMNIFICATION AGREEMENT


      THIS RETENTION AND INDEMNIFICATION AGREEMENT (this "Agreement") is entered into effective as of July 18, 2001, by and among (i) International Total Services, Inc., an Ohio corporation (the "Company"), and (ii) each of the directors and/or officers of the Company listed on Exhibit A to this Agreement (each an "Indemnitee" and collectively, the "Indemnitees").

                                R E C I T A L S :

      A. The Company and the Indemnitees are aware of the exposure to litigation of officers, directors and representatives of the Company as such persons exercise their duties to the Company;

      B. The Company desires to continue to benefit from the services of highly qualified, experienced and otherwise competent persons such as the Indemnitees; and

      C. Each of the Indemnitees currently desires to continue to serve the Company as a director or officer or as a director, officer, employee, agent, or trustee of another corporation, joint venture, enterprise, or trust, including, without limitation, the voting trust (the "Weitzel Voting Trust") established pursuant to that certain Voting Trust Agreement (the "Weitzel Voting Trust Agreement") made and entered into as of the 1st day of November, 1999, by and among the Company, Robert A. Weitzel, H. Jeffrey Schwartz ("Schwartz"), J. Jeffrey Eakin ("Eakin"), and John P. O'Brien ("O'Brien"), for so long as the Company continues to provide, on an acceptable basis, adequate and reliable indemnification against certain liabilities and expenses which may be incurred by each Indemnitee.

      NOW, THEREFORE, in consideration of providing stability and an incentive for continued service on the part of each Indemnitee, and in consideration of the foregoing premises and the mutual covenants contained in this Agreement, the parties to this Agreement hereby agree as follows:


1. INDEMNIFICATION. The Company agrees to indemnify each of the Indemnitees against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by each of them ("Expenses") in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative (a "Proceeding"), to which any of the Indemnitees was, is or is threatened to be made a party by reason of facts which include that said Indemnitee is or was a director, officer, employee or agent of the Company and/or is or was serving at the request of the Company ("representative") as a director, trustee, officer, employee, member, manager or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, including, without limitation, the Weitzel Voting Trust (which service as trustee thereunder is hereby agreed to be at the request of the Company), to the extent of the highest and most advantageous to the Indemnitee, as determined by the Indemnitee, of one or any combination of the following:

            a. The benefits provided by the Company's current Code of Regulations (the "By-Laws") in effect on the effective date of this Agreement (whether or not the By-Laws are in effect at the time Expenses are incurred by an Indemnitee), a copy of the relevant portions of which are attached to this Agreement as Exhibit B;

            b. The benefits allowable under Ohio law in effect at the date hereof, including, without limitation, the benefits allowable under Chapter 1701 of the Ohio Revised Code;

            c. The benefits allowable under the laws of the jurisdiction under which the Company exists at the time Expenses are incurred by the Indemnitee;

            d. With respect to Schwartz, Eakin and O'Brien, the benefits available under the Weitzel Voting Trust Agreement, including, without limitation, Section 17 of the Weitzel Voting Trust Agreement, a copy of the relevant portions of which are attached to this Agreement as Exhibit C;


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


                                                                   EXHIBIT 10.29


            e. The benefits available under any liability insurance obtained by the Company; and

            f. Such other benefits as are or may be otherwise available to Indemnitee.

      Combination of two or more of the benefits provided by (a) through (f) shall be available to the extent that the Applicable Document (as defined below) does not require that the benefits provided therein be exclusive of other benefits. The document or law providing for the benefits listed in items (a) through (f) above is called the "Applicable Document" in this Agreement. The Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to obtain the benefits selected by Indemnitee under items
(a) through (f) above.

      For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans for employees of the Company or of any affiliated entity without regard to ownership of such plans; references to "fines" shall include any excise taxes assessed on any of the Indemnitees with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, any of the Indemnitees with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the interest of the participants and beneficiaries of an employee benefit plan, he shall be deemed to have acted in a manner consistent with the standards required for indemnification by the Company under the Applicable Documents.

      2. TERM; INSURANCE; TRUST FUND. The term of this Agreement (the "Term") shall begin on the date first written above and shall end on the date that immediately follows the expiration of the last to expire of all applicable statutes of limitations pursuant to which any Proceeding could be commenced; provided, however that the Term shall be extended to the extent and for so long as (i) any such statute of limitations is waived, suspended or extended and/or
(ii) any Proceeding has, prior to the otherwise applicable expiration of the Term, been commenced and remains subject to a final and non-appealable adjudication or other determination, and for sixty (60) days thereafter; provided, further, that the Term shall be further extended as necessary to satisfy any request for indemnification made by an Indemnitee during the otherwise applicable Term. The Company shall maintain liability insurance of the same type(s) and in the same amount(s) as provided on the date of this Agreement, provided and to the extent that such insurance is available for a similar price or similar prices (taking into account reasonable cost of living increases). (IF THE COMPANY IS UNABLE TO MAINTAIN LIABILITY INSURANCE OF THE SAME TYPE(S) AND IN THE SAME AMOUNT(S) AS PROVIDED ON THE DATE OF THIS AGREEMENT FOR A SIMILAR PRICE OR SIMILAR PRICES (TAKING INTO ACCOUNT REASONABLE COST OF LIVING INCREASES), THEN THE COMPANY SHALL PROCURE LIABILITY INSURANCE OF SUCH TYPE(S) AND IN SUCH AMOUNT(S) THAT THE COMPANY CAN REASONABLY AFFORD FOR SUBSTANTIALLY THE SAME AGGREGATE COST (TAKING INTO ACCOUNT REASONABLE COST OF LIVING INCREASES) AS WHAT THE COMPANY CURRENTLY SPENDS FOR LIABILITY INSURANCE.) However, the Company agrees that the provisions of this Agreement shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company; except that any payments in fact made to any of the Indemnitees under an insurance policy obtained or retained by the Company shall reduce the obligation of the Company to make payments under this Agreement by the amount of the payments made under any such insurance policy. As of the effective date of this Agreement, for the purposes of covering the Indemnitees' services under this Agreement, the Company maintains certain management liability insurance policies (the "Existing Policies"), subject to various retention amounts (collectively, the "Retention Amounts") depending on the nature of the claims brought under the Existing Policies. The Company acknowledges that its Board of Directors (the "Board") has reviewed and approved that certain Trust Agreement dated as of even date among Schwartz, Eakin, O'Brien, Mark D. Thompson, and Gary D. Salt (the "Trust Agreement"). In order to expressly ensure that adequate funds are available to satisfy indemnification claims of the Indemnitees, including, without limitation, any Retention Amounts that are required to be paid by the Company in the event that one or more appropriate claims are brought against one or more of the Indemnitees (including, without limitation, any claims that are brought under the Weitzel Trust Agreement), simultaneous with the execution and delivery of this Agreement and the Trust Agreement, the Company shall deliver to the custody of the Trustee (as defined in the Trust Agreement), by wire transfer or by Company check, the sum of Five Hundred Thousand Dollars ($500,000.00), to be used and maintained as provided in the Trust Agreement. In consideration of each of the Indemnitees providing continued

                                                                   EXHIBIT 10.29


service to the Company, the Company shall enter into the Trust Agreement for the purpose of providing the indemnity to the Trustee discussed in Section 5(c) of the Trust Agreement.

      3. PAYMENT OF EXPENSES. At Indemnitee's request, after receipt of written notice pursuant to Section 5 of this Agreement and an undertaking in the form of Exhibit D attached to this Agreement by or on behalf of an Indemnitee to repay such amounts so paid on an Indemnitee's behalf if it shall ultimately be determined under the Applicable Document that an Indemnitee is not entitled to be indemnified by the Company for such Expenses, the Company shall pay the Expenses as and when incurred by an Indemnitee. That portion of Expenses which represents attorneys' fees and other costs incurred in defending any proceeding shall be paid by the Company within thirty (30) days of its receipt of such request, together with reasonable documentation (consistent, in the case of attorneys' fees, with Company practice in payment of legal fees) evidencing the amount and nature of such Expenses, subject to its also having received such a notice and undertaking.

      4. ADDITIONAL RIGHTS. The indemnification and advancement of expenses provided in this Agreement (i) shall not be exclusive of any other indemnification or right to which Indemnitee may be entitled and (ii) shall continue after an Indemnitee has ceased to occupy a position as an officer, director, employee, agent or representative as described in Section 1 above with respect to Proceedings relating to or arising out of an Indemnitee's acts or omissions during his service in such position.

      5. NOTICE TO COMPANY. Each Indemnitee shall provide to the Company prompt written notice of any Proceeding brought, threatened, asserted or commenced against an Indemnitee with respect to which an Indemnitee may assert a right to indemnification under this Agreement; provided that failure to provide such notice shall not, in any way, limit an Indemnitee's rights, or the Company's obligations, under this Agreement.

      6. COOPERATION IN DEFENSE AND SETTLEMENT. An Indemnitee shall not, absent court order, make any statement of fact that relates to any matter in dispute (other than to an authorized officer, director, employee or agent of the Company or to Indemnitee's counsel) or effect any settlement without the Company's written consent unless the Indemnitee shall have determined to undertake his own defense in such matter and has waived the benefits of this Agreement. The Company shall not settle any Proceeding to which an Indemnitee is a party in any manner which would impose any Expense on an Indemnitee without his written consent. Neither an Indemnitee nor the Company shall unreasonably withhold, or delay in giving, consent to any proposed settlement. Each of the Indemnitees and the Company shall cooperate to the extent reasonably possible with each other and with the Company's insurers, in attempts to defend and/or settle such Proceeding.

      7. ASSUMPTION OF DEFENSE. Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified shall be entitled to assume an Indemnitee's defense in any Proceeding, with counsel mutually satisfactory to the Indemnitee and the Company. After notice from the Company to an Indemnitee of the Company's election so to assume such defense, the Company shall not be liable to the Indemnitee under this Agreement for Expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. An Indemnitee shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the Indemnitee's expense unless:

            a. The employment of counsel by an Indemnitee has been authorized by the Company;

            b. Counsel employed by the Company initially is unacceptable or later becomes unacceptable to Indemnitee and such unacceptability is reasonable under then existing circumstances;

            c. An Indemnitee shall have reasonably concluded that there may be a conflict of interest between an Indemnitee and the Company in the conduct of the defense of such Proceeding; or

            d. The Company shall not have employed counsel promptly to assume the defense of such Proceeding,

                                                                   EXHIBIT 10.29


in each of which cases the fees and expenses of counsel shall be at the expense of the Company and subject to payment pursuant to this Agreement. The Company shall not be entitled to assume the defense of an Indemnitee in any Proceeding brought by or on behalf of the Company or as to which an Indemnitee shall have made either of the conclusions provided for in clause (b) or (c) above.

      8. ENFORCEMENT. In the event that any dispute or controversy shall arise under this Agreement between an Indemnitee and the Company with respect to whether the Indemnitee is entitled to indemnification in connection with any Proceeding or with respect to the amount of Expenses incurred, then with respect to each such dispute or controversy, the matter will be submitted for arbitration to the American Arbitration Association, in Cleveland, Ohio in accordance with the then prevailing rules of that Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction in Cuyahoga County, Ohio. In any arbitration under this Agreement, the prevailing party shall be entitled to recover from the other party any and all costs reasonably incurred by the prevailing party in such arbitration, including, without limitation, reasonable attorneys' fees.; provided that an Indemnitee shall not be obligated to reimburse the Company unless the arbitrator(s) resolving the dispute determines that the Indemnitee acted in bad faith in bringing such action.

      9. EXCLUSIONS. Notwithstanding the scope of indemnification which may be available to an Indemnitee from time to time under any Applicable Document, no indemnification, reimbursement or payment shall be required of the Company hereunder with respect to:

            a. Any claim or any part thereof as to which an Indemnitee shall have been adjudged by a court of competent jurisdiction from which no appeal is or can be taken to have acted not in good faith or not in a manner he reasonably believed to be in and not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was lawful. The termination of any action. suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be opposed to or not in the best interests of the Company, and, with respect to any criminal action or proceeding had no reasonable cause to believe that his conduct was unlawful;

            b. Any obligation of an Indemnitee based upon or attributable to the Indemnitee gaining in fact any personal gain, profit or advantage to which he was not entitled;

            c. Any claim or any part thereof arising under Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to which an Indemnitee shall be obligated to pay any penalty, fine, settlement or judgment; or

            d. Any Proceeding initiated by an Indemnitee without the consent or authorization of the Board, provided that this exclusion shall not apply with respect to any claims brought by Indemnitee to enforce his rights under this Agreement or in any Proceeding initiated by another person or entity whether or not such claims were brought by Indemnitee against a person or entity who was otherwise a party to such Proceeding.

      Nothing in this Section 9 shall eliminate or diminish the Company's obligations to advance that portion of an Indemnitee's Expenses which represent attorneys' fees and other costs incurred in defending any proceeding pursuant to
Section 3 of this Agreement.

      10. EXTRAORDINARY TRANSACTIONS. The Company covenants and agrees that in the event of any merger, consolidation or reorganization in which the Company is not the surviving entity, any sale of all or substantially all of the assets of the Company or any liquidation of the Company (each such event is hereinafter referred to as an "extraordinary transaction"), the Company shall:

            a. Cause the obligations of the Company under this Agreement to be expressly assumed by the survivor, purchaser or successor, as the case may be, in such extraordinary transaction; or

                                                                   EXHIBIT 10.29


            b. Otherwise adequately provide for the satisfaction of the Company's obligations under this Agreement.

      11. NO PERSONAL LIABILITY. Each of the Indemnitees agrees that neither the Board nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and each of the Indemnitees shall look solely to the assets of the Company, any insurance proceeds available as referred to in Section 2 of this Agreement or otherwise, and the funds available pursuant to the Trust Agreement for satisfaction of any claim hereunder.

      12. SEVERABILITY. If any provision, phrase or other portion of this Agreement should be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, and such determination should become final, such provision, phrase or other portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of this Agreement enforceable, and the Agreement as thus amended shall be enforced to give effect to the intention of the parties insofar as that is possible.

      13. SUBROGATION. In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights to indemnification or reimbursement against any insurer or other entity or person vested in an Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such rights.

      14. GOVERNING LAW. The parties hereto agree that this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

      15. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be considered to have been duly given if delivered by hand and receipted for by the party to whom the notice, request, demand or other communication shall have been directed, or mailed by certified mail, return receipt requested, with postage prepaid:

            (a)   If to the Company, to:

                  International Total Services, Inc.
                  5005 Rockside Road
                  Crown Centre
                  Independence, Ohio  44131
                  Attention:  Mr. Mark D. Thompson, President

            (b) If to an Indemnitee, to the particular Indemnitee's address listed on Exhibit A to this Agreement;

or to such other or further address as shall be designated from time to time by the Indemnitee or the Company to the other.

      16. COUNTERPARTS. This Agreement may be executed in several counterparts (including by facsimile transmission), each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument bearing a uniform date, namely, the date first written above, and as if all had been executed together on such date.

      17. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement with respect to the subject matter of this Agreement and supersedes all prior written and oral agreements with respect to the subject matter of this Agreement, and the rights and duties of the Indemnitees and the Company under this Agreement may not be amended, modified or terminated except by written instrument signed and delivered by the parties to this Agreement.

                                                                   EXHIBIT 10.29


      This Agreement is and shall be binding upon and shall inure to the benefits of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                                                                   EXHIBIT 10.29


      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                          INTERNATIONAL TOTAL SERVICES, INC.


                                          By:   /s/ Mark D. Thompson
                                                Mark D. Thompson, President


INDEMNITEES
/s/ John P. O'Brien                       /s/ Michael F. Sosh
John P. O'Brien                           Michael F. Sosh

/s/ J. Jeffrey Eakin                      /s/ Charles P. Licata
J. Jeffrey Eakin                          Charles P. Licata

/s/ H. Jeffrey Schwartz                   /s/ Scott E. Brewer
H. Jeffrey Schwartz                       Scott E. Brewer

/s/ Mark D. Thompson                      /s/ John W. Demell
Mark D. Thompson                          John W. DeMell

/s/ Ronald P. Koegler
Ronald P. Koegler

                                                                   EXHIBIT 10.29

                                    EXHIBIT A


John P. O'Brien
Inglewood Associates, Inc.
14 Water Street
Chagrin Falls, OH  44022
Phone:      440.247.1681
Fax:  440.247.1682

J. Jeffrey Eakin
Preferred Capital, Inc.
6860 W. Snowville Road
Suite 110
Brecksville, OH  44141
Phone:      440.546.7400
Fax:  440.546.7405

H. Jeffrey Schwartz
Benesch, Friedlander, Coplan & Aronoff LLP
2300 BP America Building
200 Public Square
Cleveland, OH  44114
Phone:      216.363.4635
Fax:  216.363.4588

Mark D. Thompson
1440 Ridgemont Trail
Hinckley, Ohio 44344
Phone:  330.278.3149
Fax:

Ronald P. Koegler
International Total Services, Inc.
1200 Crown Centre
5005 Rockside Road
Cleveland, OH  44131
Phone:      216.642.4522
Fax:  216.642.1639

                                                                   EXHIBIT 10.29


Michael F. Sosh
International Total Services, Inc.
1200 Crown Centre
5005 Rockside Road
Cleveland, OH  44131
Phone:      216.642.4522
Fax:  216.642.1639

Charles P. Licata
International Total Services, Inc.
1200 Crown Centre
5005 Rockside Road
Cleveland, OH  44131
Phone:      216.642.4522
Fax:  216.642.1639

Scott E. Brewer
International Total Services, Inc.
1200 Crown Centre
5005 Rockside Road
Cleveland, OH  44131
Phone:      216.642.4522
Fax:  216.642.1639

John W. DeMell
International Total Services, Inc.
1200 Crown Centre
5005 Rockside Road
Cleveland, OH  44131
Phone:      216.642.4522
Fax:  216.642.1639

                                                                   EXHIBIT 10.29
                                    EXHIBIT B


Attached.

                                                                   EXHIBIT 10.29
                                  EXHIBIT C


Attached.

                                                                   EXHIBIT 10.29


EXHIBIT D

                               FORM OF UNDERTAKING

      THIS UNDERTAKING has been entered into by ____________________________ (hereinafter "Indemnitee") pursuant to a Retention and Indemnification Agreement dated July 18, 2001 (the "Indemnification Agreement"), between International Total Services, Inc. (hereinafter "Company"), an Ohio corporation, and Indemnitee.

                                R E C I T A L S :

      A. Pursuant to the Indemnification Agreement, Company agreed to pay Expenses (within the meaning of the Indemnification Agreement) as and when incurred by Indemnitee in connection with any claim against Indemnitee which is the subject of any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, to which Indemnitee was, is or is threatened to be made a party by reason of facts which include Indemnitee's being or having been a director, officer or representative (within the meaning of the Indemnification Agreement) of Company;

      B. Such claim has arisen against Indemnitee and Indemnitee has notified Company thereof in accordance with the terms of Section 5 of the Indemnification Agreement (hereinafter the "Proceeding");

      C. Indemnitee believes that Indemnitee is entitled to indemnification under the Indemnification Agreement and it is in the interest of both Indemnitee and Company to defend against the claims against Indemnitee thereunder;

      NOW, THEREFORE, Indemnitee hereby agrees that in consideration of Company's advance payment of Indemnitee's Expenses incurred prior to a final disposition of the Proceeding, Indemnitee hereby undertakes to reimburse Company for any and all expenses paid by Company on behalf of Indemnitee prior to a final disposition of the Proceeding in the event that Indemnitee is determined under the Applicable Document (within the meaning of the Indemnification Agreement) not to be entitled to indemnification for such Expenses pursuant to the Indemnification Agreement and applicable law, provided that if Indemnitee is entitled under the Applicable Document to indemnification for some or a portion of such Expenses, Indemnitee's obligation to reimburse Company shall only be for those Expenses for which Indemnitee is determined not to be entitled to indemnification. Such reimbursement or arrangements for reimbursement by Indemnitee shall be consummated within ninety (90) days after a determination that Indemnitee is not entitled to indemnification and reimbursement pursuant to the Indemnification Agreement and applicable law.

      IN WITNESS WHEREOF, the undersigned has set his hand this ___ day of ________________________, ____.

                                          Indemnitee:

                                          ____________________________